                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


Section 7.3 Indenture                                                                  Distribution Date:                    3/15/02
------------------------------------------------------------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                            4,717,500.00
             Class B Note Interest Requirement                              279,708.54
             Class C Note Interest Requirement                              147,118.97
                        Total                                             5,144,327.51

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                 5.55000
             Class B Note Interest Requirement                                 5.79167
             Class C Note Interest Requirement                                 2.17583

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                850,000,000
             Class B Note Principal Balance                                 48,295,000
             Class C Note Principal Balance                                 67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account                  38,636,400.00

(v)     Required Owner Trust Spread Account Amount                       38,636,400.00


                                                                   By:
                                                                                       ------------------------------------
                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1



Section 7.3 Indenture                                                                 Distribution Date:                    3/15/02
------------------------------------------------------------------------------------------------------------------------------------
(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                            1,176,875.00
             Class B Note Interest Requirement                              106,822.92
             Class C Note Interest Requirement                              161,093.46
                        Total                                             1,444,791.38

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                 1.56917
             Class B Note Interest Requirement                                 1.70917
             Class C Note Interest Requirement                                 2.00472

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                750,000,000
             Class B Note Principal Balance                                 62,500,000
             Class C Note Principal Balance                                 80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                   8,928,570.00

(v)     Required Owner Trust Spread Account Amount                        8,928,570.00



                                                                   By:
                                                                                      ---------------------------
                                                                   Name:              Patricia M. Garvey
                                                                   Title:             Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                                                                   Distribution Date:                   3/15/02
------------------------------------------------------------------------------------------------------------------------------------
(I)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                         Total

        Amountof the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,363,250.00
               Class B Note Interest Requirement                            124,687.50
               Class C Note Interest Requirement                            189,563.34
                         Total                                            1,677,500.84

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.51472
               Class B Note Interest Requirement                               1.66250
               Class C Note Interest Requirement                               1.96583

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              900,000,000
               Class B Note Principal Balance                               75,000,000
               Class C Note Principal Balance                               96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account                  10,714,290.00

(v)     Required Owner Trust Spread Account Amount                       10,714,290.00



                                                                    By:
                                                                                        ----------------------
                                                                    Name:               Patricia M. Garvey
                                                                    Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3



Section 7.3 Indenture                                                                   Distribution Date:                   3/15/02
------------------------------------------------------------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                         Total

        Amountof the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,153,541.67
               Class B Note Interest Requirement                            106,822.92
               Class C Note Interest Requirement                            159,218.47
                         Total                                            1,419,583.05

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.53806
               Class B Note Interest Requirement                               1.70917
               Class C Note Interest Requirement                               1.98139

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              750,000,000
               Class B Note Principal Balance                               62,500,000
               Class C Note Principal Balance                               80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                   8,928,570.00

(v)     Required Owner Trust Spread Account Amount                        8,928,570.00


                                                                    By:
                                                                                        ----------------------
                                                                    Name:               Patricia M. Garvey
                                                                    Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture                                                               Distribution Date:                 3/15/02
------------------------------------------------------------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                         Total

        Amountof the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,103,725.00
               Class B Note Interest Requirement                            104,009.31
               Class C Note Interest Requirement                            160,501.25
                         Total                                            1,368,235.56

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.54583
               Class B Note Interest Requirement                               1.74806
               Class C Note Interest Requirement                               2.09806

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                               714,000,000
               Class B Note Principal Balance                                59,500,000
               Class C Note Principal Balance                                76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account                    8,500,000.00

(v)     Required Owner Trust Spread Account Amount                         8,500,000.00


                                                                    By:
                                                                                        ----------------------
                                                                    Name:               Patricia M. Garvey
                                                                    Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                                                                   Distribution Date:                   3/15/02
------------------------------------------------------------------------------------------------------------------------------------
(I)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                           0.00
               Class B Principal Payment                                           0.00
               Class C Principal Payment                                           0.00
                         Total

        Amountof the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                           0.00
               Class B Principal Payment                                           0.00
               Class C Principal Payment                                           0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                             765,138.89
               Class B Note Interest Requirement                              71,538.21
               Class C Note Interest Requirement                             114,480.39
                         Total                                               951,157.48

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                1.53028
               Class B Note Interest Requirement                                1.71694
               Class C Note Interest Requirement                                2.13694

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                               500,000,000
               Class B Note Principal Balance                                41,666,000
               Class C Note Principal Balance                                53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account                    5,952,380.00

(v)     Required Owner Trust Spread Account Amount                         5,952,380.00



                                                                    By:
                                                                                        ----------------------
                                                                    Name:               Patricia M. Garvey
                                                                    Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                                                                  Distribution Date:                    3/15/02
------------------------------------------------------------------------------------------------------------------------------------
(I)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                        Total

(ii)           Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,118,541.67
               Class B Note Interest Requirement                            106,336.81
               Class C Note Interest Requirement                            168,593.45
                        Total                                             1,393,471.92

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.49139
               Class B Note Interest Requirement                               1.70139
               Class C Note Interest Requirement                               2.09806

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              750,000,000
               Class B Note Principal Balance                               62,500,000
               Class C Note Principal Balance                               80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                   8,928,570.00

(v)     Required Owner Trust Spread Account Amount                        8,928,570.00



                                                                   By:
                                                                                       ---------------------
                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4



Section 7.3 Indenture                                                                  Distribution Date:                    3/15/02
------------------------------------------------------------------------------------------------------------------------------------
(I)     Amount of Net Swap Payment                                                0.00
        Amount of Net Swap Receipt                                        2,561,757.33

(ii)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                        Total

(iii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest                                      3,850,000.00
               Class B Note Interest                                        121,275.00
               Class C Note Interest                                        192,325.00
                        Total                                             4,163,600.00

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest                                           4.58333
               Class B Note Interest                                           1.73250
               Class C Note Interest                                           2.13694

(iv)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              840,000,000
               Class B Note Principal Balance                               70,000,000
               Class C Note Principal Balance                               90,000,000

(v)     Amount on deposit in Owner Trust Spread Account                  10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                       10,000,000.00


                                                                   By:
                                                                                       ---------------------
                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture                                                                  Distribution Date:                    3/15/02
------------------------------------------------------------------------------------------------------------------------------------
(I)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,908,550.00
               Class B Note Interest Requirement                            187,629.17
               Class C Note Interest Requirement                            298,987.50
                        Total                                             2,395,166.67

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.51472
               Class B Note Interest Requirement                               1.78694
               Class C Note Interest Requirement                               2.21472

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                            1,260,000,000
               Class B Note Principal Balance                              105,000,000
               Class C Note Principal Balance                              135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                  15,000,000.00

(v)     Required Owner Trust Spread Account Amount                       15,000,000.00



                                                                   By:
                                                                                       ---------------------
                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


Section 7.3 Indenture                                                                  Distribution Date:                    3/15/02
------------------------------------------------------------------------------------------------------------------------------------
(I)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                          0.00
               Class B Principal Payment                                          0.00
               Class C Principal Payment                                          0.00
                        Total

(ii)           Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,550,360.00
               Class B Note Interest Requirement                            152,063.33
               Class C Note Interest Requirement                            247,590.00
                        Total                                             1,950,013.33

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.53806
               Class B Note Interest Requirement                               1.81028
               Class C Note Interest Requirement                               2.29250

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                            1,008,000,000
               Class B Note Principal Balance                               84,000,000
               Class C Note Principal Balance                              108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                  12,000,000.00

(v)     Required Owner Trust Spread Account Amount                       12,000,000.00


                                                                   By:
                                                                                       ---------------------
                                                                   Name:               Patricia M. Garvey
                                                                   Title:              Vice President